SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 30, 2003

                                   ----------


                          VISHAY INTERTECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                       1-7416                38-1686453
 (State or other jurisdiction of   (Commission file number)    (I.R.S. employer
  incorporation or organization)                             identification no.)





           63 Lincoln Highway
           Malvern, Pennsylvania                                  19355-2120
  (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (610) 644-1300






        (Former name or former address, if changed since last report.)

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Item 12.  Results of Operations and Financial Condition.

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 99.1 Press Release issued by Vishay Intertechnology, Inc., dated July 30, 2003, announcing second quarter 2003 results.

Item 12.  Results of Operations and Financial Condition.

       On July 30, 2003, Vishay Intertechnology, Inc.(the "Company") issued the press release attached hereto as Exhibit 99.1, which is incorporated into this
Item 12 by reference, reporting the financial results of the Company for the quarter ended June 30, 2003.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, Vishay Intertechnology, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2003

                                    VISHAY INTERTECHNOLOGY, INC.



                                    By: /s/ Avi D. Eden
                                       ---------------------------
                                          Avi D. Eden
                                          Executive Vice President

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

Exhibit 99.1 Press Release issued by Vishay Intertechnology, Inc., dated July 30, 2003, announcing second quarter 2003 results.